Exhibit (d)(1)(i)

AMENDMENT NO. 1

TO THE

AMENDED AND RESTATED

INVESTMENT ADVISORY AGREEMENT

AMENDMENT NO. 1 dated February 1, 2021 (“Amendment No. 1”), to the Amended and Restated Investment Advisory Agreement, dated as of July 16, 2020 (“Agreement”), between EQ Advisors Trust, a Delaware statutory trust (the “Trust”), with respect to each series of the Trust (each, a “Portfolio”), and Equitable Investment Management Group, LLC, a limited liability company organized in the State of Delaware (“EIM” or “Adviser”).

WHEREAS, the Trust and EIM desire to add eleven newly-authorized Portfolios to the Agreement; and

WHEREAS, the Trust and EIM desire to update the Agreement to reflect a name change for EQ/BlackRock Basic Value Equity Portfolio and to modify the compensation paid to the Adviser with respect to the Portfolio; and

WHEREAS, the Trust and EIM desire to update the Agreement to reflect a name change for EQ/Invesco Global Real Estate Portfolio;

NOW THEREFORE, the Trust and EIM agree to modify and amend the Agreement as follows:

1.	Name Change. Effective February 1, 2021, the name of EQ/BlackRock Basic Value Equity Portfolio is changed to EQ/Value Equity Portfolio.

2.	Compensation Change. Effective February 1, 2021, the compensation paid to the Adviser with respect to EQ/Value Equity Portfolio (formerly, EQ/BlackRock Basic Value Equity Portfolio) is changed.

3.	New Portfolios.

a.	Effective April 12, 2021, the following Portfolio is hereby added to the Agreement on the terms and conditions contained in the Agreement:

•	EQ/Core Plus Bond Portfolio

b.	Effective April 30, 2021, the following Portfolios are hereby added to the Agreement on the terms and conditions contained in the Agreement:

•	EQ/Aggressive Allocation Portfolio

•	EQ/Conservative Allocation Portfolio

•	EQ/Conservative-Plus Allocation Portfolio

•	EQ/Moderate Allocation Portfolio

•	EQ/Moderate-Plus Allocation Portfolio

•	Target 2015 Allocation Portfolio

•	Target 2025 Allocation Portfolio

•	Target 2035 Allocation Portfolio

•	Target 2045 Allocation Portfolio

•	Target 2055 Allocation Portfolio

4.	Duration of Agreement for New Portfolios.

a.

With respect to the New Portfolios, the Agreement will continue in effect for two years after the applicable date specified in section 3 above and may be continued thereafter pursuant to subsection (b) below.

b.

With respect to the New Portfolios, the Agreement shall continue in effect annually after the applicable date specified in section 3 above only so long as such continuance is specifically approved at least annually by a majority of the Trustees who are not a party to the Agreement or interested persons (as defined in the Investment Company Act of 1940, as amended (“1940 Act”) (“Independent Trustees”), by a vote cast in person at a meeting called for the purpose of voting on such approval, and by either the Board of Trustees or a vote of a majority of the outstanding shares of the New Portfolios. The required shareholder approval of the Agreement or of any continuance of the Agreement shall be effective with respect to the New Portfolios if a majority of the outstanding voting securities of the series (as defined in Rule 18f-2(h) under the 1940 Act) vote to approve the Agreement or its continuance, notwithstanding that the Agreement or its continuance may not have been approved by majority of the outstanding voting securities of (a) any other Portfolio affected by the Agreement, or (b) all the Portfolios of the Trust.

5.	Name Change. Effective May 1, 2021, the name of EQ/Invesco Global Real Estate Portfolio is changed to EQ/Invesco Global Real Assets Portfolio.

6.	Appendix A. Appendix A to the Agreement, which sets forth the Portfolios of the Trust for which EIM is appointed investment adviser, is hereby replaced in its entirety by Appendix A attached hereto.

7.	Appendix B. Appendix B to the Agreement, which sets forth the fees payable to EIM with respect to each Portfolio, is hereby replaced in its entirety by Appendix B attached hereto.

Except as modified and amended hereby, the Agreement is hereby ratified and confirmed in full force and effect in accordance with its terms.

IN WITNESS WHEREOF, the parties have executed and delivered this Amendment No. 1 as of the date first above set forth.

EQ ADVISORS TRUST			EQUITABLE INVESTMENT MANAGEMENT GROUP, LLC

By:	/s/ Brian Walsh	By:	/s/ Kenneth Kozlowski
	Brian Walsh		Kenneth Kozlowski
	Chief Financial Officer and Treasurer		Director, Executive Vice President and Chief Investment Officer

APPENDIX A

AMENDED AND RESTATED

INVESTMENT ADVISORY AGREEMENT

Portfolios

1290 VT Convertible Securities Portfolio

1290 VT DoubleLine Dynamic Allocation Portfolio

1290 VT DoubleLine Opportunistic Bond Portfolio

1290 VT Energy Portfolio

1290 VT Equity Income Portfolio

1290 VT GAMCO Mergers & Acquisitions Portfolio

1290 VT GAMCO Small Company Value Portfolio

1290 VT High Yield Bond Portfolio

1290 VT Low Volatility Global Equity Portfolio

1290 VT Micro Cap Portfolio

1290 VT Moderate Growth Allocation Portfolio

1290 VT Multi-Alternative Strategies Portfolio

1290 VT Natural Resources Portfolio

1290 VT Real Estate Portfolio

1290 VT Small Cap Value Portfolio

1290 VT SmartBeta Equity Portfolio

1290 VT Socially Responsible Portfolio

EQ/All Asset Growth Allocation Portfolio

ATM International Managed Volatility Portfolio

ATM Large Cap Managed Volatility Portfolio

ATM Mid Cap Managed Volatility Portfolio

ATM Small Cap Managed Volatility Portfolio

EQ/2000 Managed Volatility Portfolio

EQ/400 Managed Volatility Portfolio

EQ/500 Managed Volatility Portfolio

EQ/AB Dynamic Aggressive Growth Portfolio

EQ/AB Dynamic Growth Portfolio

EQ/AB Dynamic Moderate Growth Portfolio

EQ/AB Short Duration Government Bond Portfolio

EQ/AB Small Cap Growth Portfolio

EQ/Aggressive Growth Strategy Portfolio

EQ/American Century Mid Cap Value Portfolio

EQ/American Century Moderate Growth Allocation Portfolio

EQ/AXA Investment Managers Moderate Allocation Portfolio

EQ/Balanced Strategy Portfolio

EQ/Capital Group Research Portfolio

EQ/ClearBridge Large Cap Growth Portfolio

EQ/ClearBridge Select Equity Managed Volatility Portfolio

EQ/Common Stock Index Portfolio

EQ/Conservative Growth Strategy Portfolio

EQ/Conservative Strategy Portfolio

EQ/Core Bond Index Portfolio

EQ/Emerging Markets Equity PLUS Portfolio

EQ/Equity 500 Index Portfolio

EQ/Fidelity Institutional AM®Large Cap Portfolio

EQ/First Trust Moderate Growth Allocation Portfolio

EQ/Franklin Balanced Managed Volatility Portfolio

EQ/Franklin Rising Dividends Portfolio

EQ/Franklin Small Cap Value Managed Volatility Portfolio

EQ/Franklin Strategic Income Portfolio

EQ/Global Bond PLUS Portfolio

EQ/Global Equity Managed Volatility Portfolio

EQ/Goldman Sachs Growth Allocation Portfolio

EQ/Goldman Sachs Mid Cap Value Portfolio

EQ/Goldman Sachs Moderate Growth Allocation Portfolio

EQ/Growth Strategy Portfolio

EQ/Intermediate Government Bond Portfolio

EQ/International Core Managed Volatility Portfolio

EQ/International Equity Index Portfolio

EQ/International Managed Volatility Portfolio

EQ/International Value Managed Volatility Portfolio

EQ/Invesco Comstock Portfolio

EQ/Invesco Global Portfolio

EQ/Invesco Global Real Assets Portfolio (formerly, EQ/Invesco Global Real Estate Portfolio)****

EQ/Invesco International Growth Portfolio

EQ/Invesco Moderate Allocation Portfolio

EQ/Invesco Moderate Growth Allocation Portfolio

EQ/Janus Enterprise Portfolio

EQ/JPMorgan Growth Allocation Portfolio

EQ/JPMorgan Value Opportunities Portfolio

EQ/Large Cap Core Managed Volatility Portfolio

EQ/Large Cap Growth Index Portfolio

EQ/Large Cap Growth Managed Volatility Portfolio

EQ/Large Cap Value Index Portfolio

EQ/Large Cap Value Managed Volatility Portfolio

EQ/Lazard Emerging Markets Equity Portfolio

EQ/Legg Mason Growth Allocation Portfolio

EQ/Legg Mason Moderate Allocation Portfolio

EQ/Loomis Sayles Growth Portfolio

EQ/MFS International Growth Portfolio

EQ/MFS International Intrinsic Value Portfolio

EQ/MFS Mid Cap Focused Growth Portfolio

EQ/MFS Technology Portfolio

EQ/MFS Utilities Series Portfolio

EQ/Mid Cap Index Portfolio

EQ/Mid Cap Value Managed Volatility Portfolio

EQ/Moderate Growth Strategy Portfolio

EQ/Money Market Portfolio

EQ/Morgan Stanley Small Cap Growth Portfolio

EQ/PIMCO Global Real Return Portfolio

EQ/PIMCO Real Return Portfolio

EQ/PIMCO Total Return Portfolio

EQ/PIMCO Ultra Short Bond Portfolio

EQ/Quality Bond PLUS Portfolio

EQ/Small Company Index Portfolio

EQ/T. Rowe Price Growth Stock Portfolio

EQ/T. Rowe Price Health Sciences Portfolio

EQ/Ultra Conservative Strategy Portfolio

EQ/Value Equity Portfolio (formerly, EQ/BlackRock Basic Value Equity Portfolio)***

EQ/Wellington Energy Portfolio

Multimanager Aggressive Equity Portfolio

Multimanager Core Bond Portfolio

Multimanager Technology Portfolio

EQ/Core Plus Bond Portfolio*

EQ/Aggressive Allocation Portfolio**

EQ/Conservative Allocation Portfolio**

EQ/Conservative-Plus Allocation Portfolio**

EQ/Moderate Allocation Portfolio**

EQ/Moderate-Plus Allocation Portfolio**

Target 2015 Allocation Portfolio**

Target 2025 Allocation Portfolio**

Target 2035 Allocation Portfolio**

Target 2045 Allocation Portfolio**

Target 2055 Allocation Portfolio**

*	Effective April 12, 2021, this Portfolio is added to the Agreement.
**	Effective April 30, 2021, this Portfolio is added to the Agreement.
***	Effective February 1, 2021, the name of EQ/BlackRock Basic Value Equity Portfolio is changed to EQ/Value Equity Portfolio.
****	Effective May 1, 2021, the name of EQ/Invesco Global Real Estate Portfolio is changed to EQ/Invesco Global Real Assets Portfolio.

APPENDIX B

AMENDMENT NO. 1

AMENDED AND RESTATED

INVESTMENT ADVISORY AGREEMENT

The Trust shall pay the Adviser, at the end of each calendar month, compensation computed daily at an annual rate equal to the following:

(as a percentage of average daily net assets)
Index Portfolios	First $2 Billion	Next $4 Billion	Thereafter
1290 VT Natural Resources	0.500%	0.450%	0.425%
1290 VT Real Estate	0.500%	0.450%	0.425%
1290 VT Socially Responsible	0.500%	0.450%	0.425%
EQ/Common Stock Index	0.350%	0.300%	0.275%
EQ/Core Bond Index	0.350%	0.300%	0.275%
EQ/Equity 500 Index	0.250%	0.200%	0.175%
EQ/Intermediate Government Bond	0.350%	0.300%	0.275%
EQ/International Equity Index	0.400%	0.350%	0.325%
EQ/Large Cap Growth Index	0.350%	0.300%	0.275%
EQ/Large Cap Value Index	0.350%	0.300%	0.275%
EQ/Mid Cap Index	0.350%	0.300%	0.275%
EQ/Small Company Index	0.250%	0.200%	0.175%

(as a percentage of average daily net assets)
ETF Portfolios	First $2 Billion	Next $4 Billion	Thereafter
1290 VT Energy	0.500%	0.450%	0.425%
1290 VT Low Volatility Global Equity	0.500%	0.450%	0.425%
1290 VT Multi-Alternative Strategies	0.500%	0.450%	0.425%

(as a percentage of average daily net assets)
Money Market Portfolio	First $750 Million	Next $750 Million	Next $1 Billion	Next $2.5 Billion	Thereafter
EQ/Money Market	0.350%	0.325%	0.280%	0.270%	0.250%

(as a percentage of average daily net assets)
Equity Portfolios	First $750 Million	Next $750 Million	Next $1 Billion	Next $2.5 Billion	Thereafter
1290 VT Equity Income	0.750%	0.700%	0.675%	0.650%	0.625%
1290 VT GAMCO Mergers & Acquisitions	0.900%	0.850%	0.825%	0.800%	0.775%
1290 VT GAMCO Small Company Value	0.750%	0.700%	0.675%	0.650%	0.625%
1290 VT SmartBeta Equity	0.700%	0.650%	0.625%	0.600%	0.575%
EQ/American Century Mid Cap Value	0.900%	0.850%	0.825%	0.800%	0.775%
EQ/Capital Group Research	0.650%	0.600%	0.575%	0.550%	0.525%
EQ/ClearBridge Large Cap Growth	0.650%	0.600%	0.575%	0.550%	0.525%
EQ/Fidelity Institutional AM® Large Cap	0.540%	0.500%	0.475%	0.450%	0.425%

(as a percentage of average daily net assets)
Equity Portfolios	First $750 Million	Next $750 Million	Next $1 Billion	Next $2.5 Billion	Thereafter
EQ/Franklin Rising Dividends	0.600%	0.550%	0.510%	0.490%	0.475%
EQ/Goldman Sachs Mid Cap Value	0.770%	0.750%	0.725%	0.680%	0.670%
EQ/Invesco Comstock	0.650%	0.600%	0.575%	0.550%	0.525%
EQ/Invesco Global Real Assets (formerly EQ/Invesco Global Real Estate)****	0.735%	0.700%	0.675%	0.650%	0.625%
EQ/Invesco International Growth	0.710%	0.700%	0.675%	0.650%	0.625%
EQ/Janus Enterprise	0.700%	0.650%	0.625%	0.600%	0.575%
EQ/JPMorgan Value Opportunities	0.600%	0.550%	0.525%	0.500%	0.475%
EQ/Invesco Global	0.850%	0.800%	0.775%	0.750%	0.725%
EQ/Lazard Emerging Markets Equity	1.000%	0.950%	0.925%	0.900%	0.875%
EQ/Loomis Sayles Growth Portfolio	0.750%	0.700%	0.675%	0.650%	0.625%
EQ/MFS International Growth	0.850%	0.800%	0.775%	0.750%	0.725%
EQ/MFS International Intrinsic Value	0.860%	0.820%	0.700%	0.700%	0.700%
EQ/MFS Mid Cap Focused Growth	0.850%	0.800%	0.775%	0.750%	0.725%
EQ/MFS Technology	0.750%	0.700%	0.675%	0.650%	0.625%
EQ/MFS Utilities Series	0.730%	0.700%	0.670%	0.650%	0.625%
EQ/T. Rowe Price Growth Stock	0.750%	0.700%	0.675%	0.650%	0.625%
EQ/T. Rowe Price Health Sciences	0.950%	0.900%	0.875%	0.850%	0.825%
EQ/Value Equity (formerly EQ/BlackRock Basic Value Equity)***	0.560%	0.540%	0.520%	0.500%	0.475%
EQ/Wellington Energy	0.850%	0.800%	0.775%	0.750%	0.725%

(as a percentage of average daily net assets)
Allocation Portfolios	First $750 Million	Next $750 Million	Next $1 Billion	Next $2.5 Billion	Thereafter
1290 VT DoubleLine Dynamic Allocation	0.750%	0.700%	0.675%	0.650%	0.625%
1290 VT Moderate Growth Allocation	0.700%	0.650%	0.625%	0.600%	0.575%
EQ/AB Dynamic Aggressive Growth	0.750%	0.700%	0.675%	0.650%	0.625%
EQ/AB Dynamic Growth	0.750%	0.700%	0.675%	0.650%	0.625%
EQ/AB Dynamic Moderate Growth	0.750%	0.700%	0.675%	0.650%	0.625%
EQ/American Century Moderate Growth Allocation	0.800%	0.750%	0.725%	0.700%	0.675%
EQ/AXA Investment Managers Moderate Allocation	0.800%	0.750%	0.725%	0.700%	0.675%
EQ/First Trust Moderate Growth Allocation	0.800%	0.750%	0.725%	0.700%	0.675%
EQ/Goldman Sachs Growth Allocation	0.800%	0.750%	0.725%	0.700%	0.675%
EQ/Goldman Sachs Moderate Growth Allocation	0.800%	0.750%	0.725%	0.700%	0.675%
EQ/Invesco Moderate Allocation	0.800%	0.750%	0.725%	0.700%	0.675%
EQ/Invesco Moderate Growth Allocation	0.800%	0.750%	0.725%	0.700%	0.675%
EQ/JPMorgan Growth Allocation	0.800%	0.750%	0.725%	0.700%	0.675%
EQ/Legg Mason Growth Allocation	0.800%	0.750%	0.725%	0.700%	0.675%
EQ/Legg Mason Moderate Allocation	0.800%	0.750%	0.725%	0.700%	0.675%

(as a percentage of average daily net assets)
Pactive Equity Portfolios	First $750 Million	Next $750 Million	Next $1 Billion	Next $2.5 Billion	Thereafter
1290 VT Micro Cap	0.850%	0.800%	0.775%	0.750%	0.725%
1290 VT Small Cap Value	0.800%	0.750%	0.725%	0.700%	0.675%
EQ/AB Small Cap Growth	0.550%	0.500%	0.475%	0.450%	0.425%
EQ/Emerging Markets Equity PLUS	0.700%	0.650%	0.625%	0.600%	0.575%
EQ/Morgan Stanley Small Cap Growth	0.800%	0.750%	0.725%	0.700%	0.675%
Multimanager Aggressive Equity	0.580%	0.550%	0.525%	0.500%	0.475%
Multimanager Technology	0.950%	0.900%	0.875%	0.850%	0.825%

(as a percentage of average daily net assets)
Pactive Volatility Managed Equity Portfolios	First $750 Million	Next $750 Million	Next $1 Billion	Next $2.5 Billion	Thereafter
EQ/ClearBridge Select Equity Managed Volatility	0.700%	0.665%	0.635%	0.610%	0.560%
EQ/Franklin Balanced Managed Volatility	0.650%	0.615%	0.585%	0.560%	0.510%
EQ/Franklin Small Cap Value Managed Volatility	0.700%	0.665%	0.635%	0.610%	0.560%
EQ/Global Equity Managed Volatility	0.740%	0.720%	0.690%	0.665%	0.615%
EQ/International Core Managed Volatility	0.600%	0.575%	0.550%	0.525%	0.475%
EQ/International Value Managed Volatility	0.600%	0.575%	0.550%	0.525%	0.475%
EQ/Large Cap Core Managed Volatility	0.500%	0.475%	0.450%	0.425%	0.375%
EQ/Large Cap Growth Managed Volatility	0.500%	0.475%	0.450%	0.425%	0.375%
EQ/Large Cap Value Managed Volatility	0.500%	0.475%	0.450%	0.425%	0.375%
EQ/Mid Cap Value Managed Volatility	0.550%	0.525%	0.500%	0.475%	0.425%

(as a percentage of average daily net assets)
Pactive Fixed Income Portfolios	First $750 Million	Next $750 Million	Next $1 Billion	Next $2.5 Billion	Thereafter
1290 VT Convertible Securities	0.700%	0.680%	0.660%	0.640%	0.630%
1290 VT High Yield	0.600%	0.580%	0.560%	0.540%	0.530%
EQ/Global Bond PLUS	0.550%	0.530%	0.510%	0.490%	0.480%
EQ/Quality Bond PLUS	0.400%	0.380%	0.360%	0.340%	0.330%
Multimanager Core Bond	0.550%	0.530%	0.510%	0.490%	0.480%

(as a percentage of average daily net assets)
Fixed Income Portfolios	First $750 Million	Next $750 Million	Next $1 Billion	Next $2.5 Billion	Thereafter
1290 VT DoubleLine Opportunistic Bond	0.600%	0.575%	0.550%	0.530%	0.520%
EQ/AB Short Duration Government Bond	0.450%	0.430%	0.410%	0.390%	0.380%
EQ/Franklin Strategic Income	0.590%	0.490%	0.440%	0.430%	0.370%
EQ/PIMCO Global Real Return	0.600%	0.575%	0.550%	0.530%	0.520%
EQ/PIMCO Real Return	0.500%	0.475%	0.450%	0.430%	0.420%
EQ/PIMCO Total Return	0.500%	0.475%	0.450%	0.430%	0.420%
EQ/PIMCO Ultra Short Bond	0.500%	0.475%	0.450%	0.430%	0.420%
EQ/Core Plus Bond*	0.600%	0.580%	0.560%	0.540%	0.530%

(as a percentage of average daily net assets)
ATM Portfolios	First $2 Billion	Next $2 Billion	Next $2 Billion	Next $3 Billion	Thereafter
ATM International Managed Volatility	0.450%	0.425%	0.400%	0.375%	0.350%
ATM Large Cap Managed Volatility	0.450%	0.425%	0.400%	0.375%	0.350%
ATM Mid Cap Managed Volatility	0.450%	0.425%	0.400%	0.375%	0.350%
ATM Small Cap Managed Volatility	0.450%	0.425%	0.400%	0.375%	0.350%
EQ/2000 Managed Volatility	0.450%	0.425%	0.400%	0.375%	0.350%
EQ/400 Managed Volatility	0.450%	0.425%	0.400%	0.375%	0.350%
EQ/500 Managed Volatility	0.450%	0.425%	0.400%	0.375%	0.350%
EQ/International Managed Volatility	0.450%	0.425%	0.400%	0.375%	0.350%

(as a percentage of average daily net assets)
Strategic Allocation Portfolios	First $2 Billion	Next $2 Billion	Next $2 Billion	Next $3 Billion	Thereafter
EQ/Aggressive Growth Strategy	0.1000%	0.0925%	0.0900%	0.0875%	0.0850%
EQ/Balanced Strategy	0.1000%	0.0925%	0.0900%	0.0875%	0.0850%
EQ/Conservative Growth Strategy	0.1000%	0.0925%	0.0900%	0.0875%	0.0850%
EQ/Conservative Strategy	0.1000%	0.0925%	0.0900%	0.0875%	0.0850%
EQ/Growth Strategy	0.1000%	0.0925%	0.0900%	0.0875%	0.0850%
EQ/Moderate Growth Strategy	0.1000%	0.0925%	0.0900%	0.0875%	0.0850%
EQ/Ultra Conservative Strategy	0.1000%	0.0925%	0.0900%	0.0875%	0.0850%

(as a percentage of average daily net assets)
Classic Allocation Portfolios	First $2 Billion	Next $2 Billion	Next $2 Billion	Next $3 Billion	Thereafter
EQ/Aggressive Allocation**	0.1000%	0.0925%	0.0900%	0.0875%	0.0850%
EQ/Conservative Allocation**	0.1000%	0.0925%	0.0900%	0.0875%	0.0850%
EQ/Conservative-Plus Allocation**	0.1000%	0.0925%	0.0900%	0.0875%	0.0850%
EQ/Moderate Allocation**	0.1000%	0.0925%	0.0900%	0.0875%	0.0850%
EQ/Moderate-Plus Allocation**	0.1000%	0.0925%	0.0900%	0.0875%	0.0850%

(as a percentage of average daily net assets)
EQ/All Asset Growth Allocation	0.100%

(as a percentage of average daily net assets)
Target Date Portfolios
Target 2015 Allocation**	0.10%
Target 2025 Allocation**	0.10%
Target 2035 Allocation**	0.10%
Target 2045 Allocation**	0.10%
Target 2055 Allocation**	0.10%

*	Effective April 12, 2021, this Portfolio is added to the Agreement.
**	Effective April 30, 2021, this Portfolio is added to the Agreement.
***	Effective February 1, 2021, the name of EQ/BlackRock Basic Value Equity Portfolio is changed to EQ/Value Equity Portfolio and the fee rate is revised.
****	Effective May 1, 2021, the name of EQ/Invesco Global Real Estate Portfolio is changed to EQ/Invesco Global Real Assets Portfolio.